UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2011

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33513	95-4728109
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

3562 Eastham Drive
Culver City, California	90232
(Address of principal executive offices)	(Zip Code)

310-280-7373

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On November 7, 2011, Bidz.com, Inc. (“Bidz”) issued a press release regarding Bidz’ financial results for its quarter ended September 30, 2011.  A copy of Bidz’ press release is attached hereto as Exhibit 99.1.

This report and the exhibit furnished with it contain statements made by Bidz that are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including forward-looking statements about the Company’s estimated revenue, gross margins, earnings and tax rates.  All statements other than statements of historical facts contained in this Current Report on Form 8-K and  exhibit, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions, as they relate to the Company, are intended to identify forward looking statements.  Bidz based these forward-looking statements largely on current expectations and projections about future events and financial trends that Bidz believes may affect its financial condition, results of operations, business strategy and financial needs.  Risks and uncertainties include that if we do not become profitable and/or generate positive cash flows from operations and are unable to secure additional financing, we are at risk of continuing as a going concern; if our per share price trades below $1.00 per share for an extended period of time, we may be delisted from NASDAQ and trade on the Over-the-Counter Bulletin Board; adverse domestic and global economic conditions or the perception of said conditions may have adverse effects on our operating results and continue to adversely impact our business; our business may depend on our ability to successfully introduce and expand new product offerings, including those on modnique.com; repurchases of our common stock may not prove to be the best use of our cash resources; we have been and may continue to become the target of securities class actions suits and derivative suits which could result in substantial costs and divert management attention and resources; we may be at risk to accurately report financial results or detect fraud if we fail to maintain an effective system of internal controls; our branded inventory may be vulnerable to complaints of infringement on intellectual property rights; we must continue to generate a high volume of visitor traffic to our website and convert those visitors into buyers; we are subject to “prank” bidding; we may face increasing costs to acquire new customers; our results of operations will depend on factors such as our ability to attract customers to our website and offer attractive products; the ability to maintain profit levels while expanding international sales; our ability to satisfy customers; we do not have a guaranteed supply of jewelry products and that we have a heavy concentration of inventory purchased from our top two suppliers; we may give substantial deposits of inventory to our manufacturing vendors to produce finished jewelry products; competition from online auctioneers and other online companies with greater brand recognition may adversely affect our sales; because we carry our products in inventory, our net revenue and gross margin may decrease if we are unable to predict and plan for changes in consumer demand; we may be subject to a tax liability for past sales and our future sale may decrease if we are required to collect sale and use taxes on the products we sell; we rely on supplies and third-party carriers as part of our fulfillment process, and these third parties may fail to meet shipping schedules or requirements; increase in the cost of precious metals and precious and semi-precious stones would increase the cost of our jewelry products; the satisfactory  availability, performance, and reliability of our website, network infrastructure, and transaction processing systems are critical to our ability to attract, retain, and service customers; our business and results of operations would be harmed in the event of any failure of our auction and bidding systems hardware, which is located at a single third-party co-locations facility, or any failure of our fulfillment and administrative hardware; our failure to protect confidential information of our customers and our network against security breaches could damage our reputation and substantially harm our business and results of operations; we are vulnerable to fraudulent activities on our website, including unauthorized use of customer information and identity theft by third parties; our network security measures to prevent third parties from penetrating our network and improperly accessing our customers’ personal information or credit card information may not be successful; our ability to grow our business will be impaired by delays, interruptions, or failures of the Internet; we depend on the continued acceptance of online commerce, and our business will be substantially impaired if the growth of online commerce slows or does not grow as expected; increased product returns and the failure to predict product returns could substantially harm our business and results of operations; our inventory is vulnerable to damage or loss caused by fire, flood, earthquakes, and similar events, and we face the risk of theft of our products from inventory or during shipment; increases in credit card processing fees could increase our costs; we may default on our obligations, if we are unable to generate sufficient cash through sales in a timely manner; seasonal fluctuations in our net revenue could cause our quarterly results to fluctuate and cause our results of operations to be below expectations; sales in prior periods may not be indicative of our future sales; descriptions of our merchandise are not guarantees and may confuse, mislead, or disappoint our customers; we may unknowingly be involved in “conflict” diamond purchases that result in a negative public relationship impact; we may not be able to maintain our domain name uniqueness; we may be subject to assertions by third parties for infringement on their intellectual property rights; we may be unable to protect or enforce our own intellectual property rights adequately, and we may become subject to intellectual property litigation; we may be unable to enforce protection of our intellectual property rights under the laws of other countries; various legal rules and regulations related to privacy and the collection, dissemination, and security of personal information may adversely affect our marketing efforts; we may be subject to regulations governing the conduct and liability of auctioneers, which could affect the way in which we conduct our business or otherwise increase our cost of doing business; we are subject to regulations relating to consumer privacy, which could increase the cost of our doing business, expose us to litigation costs, increase our service or delivery costs, and otherwise harm our business; and new and existing regulations could harm our business.

All forward-looking statements are qualified in their entirety by reference to the factors described in Part I, Item 1A, “Risk Factors” in Bidz’ 2010 Annual Report on Form 10-K, and Forms 10-Q for the quarters ended March 31, 2011 and June 30, 2011 that could cause the actual results of Bidz to differ materially from those projected in such forward-looking statements.

All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of Bidz, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Bidz undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for Bidz to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by Bidz, Inc. dated November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2011	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer